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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 1, 2001


                                  Genesco Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Tennessee                         1-3083                 0211340
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(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
        Incorporation)                                       Identification No.)


             1415 Murfreesboro Road
              Nashville, Tennessee                               37217-2895
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    (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (615) 367-7000
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          (Former name or former address, if changed since last report)


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Item 9.     Regulation FD Disclosure.

         Genesco Inc. intends to report operating results for the fourth fiscal quarter and fiscal year ended February 3, 2001 on March 7, 2001. It intends to hold a conference call with financial analysts at 10:00 a.m. Central Standard Time on that date. The conference call, which will include commentary by senior management of the company on reported results and the outlook for the first quarter and full fiscal year 2002 and answers to analysts' questions, will be broadcast live on the Internet. Genesco Inc. also intends to broadcast a presentation to analysts live on the Internet beginning at 8:30 a.m. Central Standard Time on March 13, 2001. Both presentations may be accessed through www.genesco.com or www.vcall.com.











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                       Genesco Inc.


                                       By:    /s/ Roger G. Sisson
                                       Name:  Roger G. Sisson
                                       Title: Secretary and General Counsel


Date: March 1, 2001













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